                                                                     EXHIBIT 1.3

                        Providian Financial Corporation

                                $1,000,000,000

                          Medium-Term Notes, Series A
                    Due 9 Months or More from Date of Issue

                            Distribution Agreement
                            ----------------------


                                 May 14, 1999


Chase Securities Inc.
270 Park Avenue, 8th Floor
New York, NY  10017

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY  10010

Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

Lehman Brothers Inc.
3 World Financial Center, 12th Floor
New York, NY  10285


Dear Sirs:

          Providian Financial Corporation, a Delaware corporation (the "Company"), proposes to issue and sell its Medium-Term Notes, Series A Due 9 Months or More from Date of Issue (the "Securities") in an aggregate principal amount of up to $1,000,000,000 or its equivalent in foreign currencies or currency units and agrees with Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Lehman Brothers Inc. (each individually an "Agent", and collectively the "Agents") as set forth in this Distribution Agreement (the "Agreement"). Subject to the terms and conditions stated herein, the Company hereby (i) appoints each of the Agents as an agent of the Company for the purpose of soliciting offers to purchase the Securities from the Company and
(ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any of the Agents as principal for resale to others, it will enter into a separate agreement, which may be a written agreement, substantially in the form of Annex I hereto or an oral agreement confirmed in writing by such Agent (each a "Terms Agreement") relating to such sale in accordance with Section 2(b) hereof. The Company may sell Securities directly to purchasers on its own behalf and accept offers to purchase Securities through or from a person other than an Agent, whether pursuant to the assumption by such person of the rights and duties of an Agent hereunder (which assumption may be evidenced by the execution by such person of a counterpart signature page to this Agreement) or otherwise. In addition, the Company may from time to time authorize the issuance of additional Securities and such additional Securities may be sold through or to the Agents pursuant to the terms of this Agreement, all as though the issuance of such Securities were authorized on the date hereof.

          The terms and rights of the Securities shall be as specified in or established pursuant to the senior indenture, dated as of May 1, 1999 (the "Senior Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Senior Trustee") and/or the subordinated indenture, dated as of May 1, 1999 (the "Subordinated Indenture," and together with the Senior Indenture, the "Indentures"), between the Company and Chase Manhattan Bank and Trust Company, National Association, as trustee (the "Subordinated Trustee," and together with the Senior Trustee, the "Trustees"). The Securities shall have the maturity ranges, annual interest rates, redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indentures and the Administrative Procedure attached hereto as Annex II or as otherwise agreed upon and, if applicable, will be specified in a related Terms Agreement.

          1. The Company represents and warrants to, and agrees with, you as of the date hereof, as of the date of each acceptance by the Company of an offer to purchase the Securities (whether through you as agent or to you as principal), as of the date of delivery of Securities (whether through you as agent or to you as principal) (the date of each such delivery to you is referred to herein as the "Time of Delivery"), and as of any other time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), as follows:

          (a) A registration statement on Form S-3 (Registration No. 333-55937) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to you, including all documents incorporated by reference in the prospectus included therein (except for any statements in such documents which are deemed under Rule 412 under the Securities Act of 1933, as amended (the "Act"), not to be incorporated by reference in such prospectus), and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement", provided that, if the Company files a related registration statement with the Commission pursuant to Rule 462(b) under the Act (a "Rule 462(b) Registration Statement"), all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act as of the date of such Registration Statement, Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as each time amended or supplemented (including any applicable supplement to the Prospectus that sets forth the terms of a particular issue of the Securities (a "Pricing Supplement")) to relate to Securities sold pursuant to this Agreement, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, including any documents incorporated therein by reference as of the date of such filing or mailing).
For purposes of this Agreement, all references to the Registration Statement, Preliminary Prospectus or Prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering and Analysis Retrieval System ("EDGAR").

          (b) The documents incorporated by reference in the Registration Statement and Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the Act; and any further documents so filed and incorporated by reference in the Registration Statement or Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain, in the case of a registration statement which becomes effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which are filed under the Act or the Exchange Act, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities.

          (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and do not as of the date hereof and will not as of each Representation Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities. Each Preliminary Prospectus and the Prospectus delivered to you in connection with the offering of the Securities are identical to any electronically filed copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulations S-T.

          (d) Since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there has not been any material adverse change in or affecting the condition, financial or otherwise, business affairs, or business prospects of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus and (ii) there have been no material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business and other than those which have been and are required to be disclosed in the Prospectus.

          (e) Each of the Company and each Significant Subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act) of the Company (each, a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial property, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company and each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, subject to the effect of any transactions after the date hereof permitted by Section 1008 of the Senior Indenture, all such shares of each Significant Subsidiary are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests or claims.

          (g) This Agreement and any Terms Agreement have been duly authorized, executed and delivered by the Company; the Securities have been duly authorized, and, when executed, authenticated and delivered pursuant to this Agreement, any Terms Agreement and the applicable Indenture, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits provided by such Indenture; the Indentures have been duly authorized and qualified under the Trust Indenture Act and constitute valid and legally binding instruments, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indentures conform and the Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented to relate to the Securities.

          (h) Neither the Company nor any Significant Subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant, or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, credit agreement, note, lease or other agreement or instrument to which the Company or such Significant Subsidiary is a party or by which any of them may be bound or to which the property or assets of the Company or such Significant Subsidiary is subject which is reasonably likely to have a material adverse effect on the condition (financial or other) or business, or materially affect the property or assets, of the Company and its subsidiaries taken as a whole. The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indentures, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no filing consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indentures, except such as have been, or will have been prior to the Closing Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by you of offers to purchase the Securities from the Company and with purchases of the Securities by you as principals, as the case may be, both in the manner contemplated hereby.

          (i) Except as set forth in the Prospectus, there is no action, suit or proceeding to which the Company or any of its subsidiaries is a party pending before or brought by any court, arbitrator or governmental body, nor is any such action, suit or proceeding to the knowledge of the Company threatened, in respect of which, in the judgment of the Company, there is any reasonable likelihood that it will result in a material adverse change in the condition (financial or other) or business, or materially affect the properties or assets, of the Company and its subsidiaries taken as a whole.

          (j) The Company is not and, upon the issuance and sale of Securities as herein contemplated, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (k) The accountants who reported on the financial statements and any required supporting schedules thereto included in the Registration Statement and Prospectus are independent accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (l) The Securities, when issued, authenticated and delivered pursuant to the terms of this Agreement, will be excluded or exempted under the Commodity Exchange Act.

          (m) The Indentures conform and the Securities when issued will conform in all material respects to the statements relating thereto contained in the Prospectus and are substantially in the forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

          (n) The Company has reviewed its operations and those of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the condition (financial or other), business affairs or business prospects, or materially affect the properties or assets, of the Company and its subsidiaries taken as a whole. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

          2. (a) On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, each of the Agents hereby severally agrees, as an agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          The Company reserves the right, in its sole discretion, to instruct any or all of the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable after receipt of instructions from the Company, the Agent or Agents receiving such instructions will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed.

          Unless otherwise agreed to by the Company and such Agent, the Company agrees to pay the presenting Agent (or jointly to two or more Agents if such presentation is jointly made) a commission, at the time of settlement of each sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount agreed to by the Company and such Agent within the following ranges of percentage of the principal amount of such Security sold:


                                                  Fee Range as a Percentage
            Range of Maturities                      of Principal Amount
            -------------------                      -------------------
     From 9 months to less than 12 months               0.125% - 0.425%
     From 12 months to less than 18 months              0.150% - 0.450%
     From 18 months to less than 24 months              0.200% - 0.500%
     From 2 years to less than 3 years                  0.250% - 0.550%
     From 3 years to less than 4 years                  0.350% - 0.650%
     From 4 years to less than 5 years                  0.450% - 0.750%
     From 5 years to less than 6 years                  0.500% - 0.800%
     From 6 years to less than 7 years                  0.550% - 0.850%
     From 7 years up to 10 years                        0.600% - 0.900%
     From 10 years up to 15 years                       0.625% - 0.925%
     From 15 years up to 20 years                       0.700% - 1.000%
     From 20 years up to 30 years`                      0.750% - 1.050%


          Where the term of the Security is more than 30 years, the commission shall be as agreed upon between the Company and the Agent at the time of sale.

          Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any offer received by it to purchase Securities, as a whole or in part, and any such rejection by an Agent shall not be deemed a breach of its agreements contained herein.

          (b) Except to the extent obligated by any Terms Agreement executed by an Agent, no such Agent shall have any obligation to purchase Securities as principal. Any sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. Each Terms Agreement will take the form of either (i) a written agreement between you and the Company which shall be substantially in the form of Annex I hereto or (ii) an oral agreement between you and the Company confirmed in writing by you to the Company in such form as may be mutually agreed to. Any Agent's commitment to purchase Securities pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; provided that for purposes of any Terms Agreement all references in this Agreement to "you" or "the Agents" shall be deemed to refer only to the Agent or Agents party to such Terms Agreement. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the

Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the Time of Delivery and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to
Section 4 hereof and any additional agreements pursuant to Section 5 hereof. In connection with any purchase of Securities by an Agent as principal, such Agent may utilize dealer groups and reallow commissions and discounts.

          For each sale of Securities to an Agent as principal, the procedural details relating to the issue and delivery of such Securities and payment thereof shall be as set forth in the Administrative Procedure attached hereto as Annex II (the "Procedure"), unless otherwise agreed to by the Agent and the Company. For each such sale of Securities to an Agent as principal, the Company agrees to pay such agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein unless otherwise agreed to by the Agent and the Company.

          (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by any Agent as principal of, Securities, and the payment in each case therefor, are set forth in the Procedure. The provisions of the Procedure shall apply to all transactions contemplated hereunder except to the extent otherwise expressly covered by a Terms Agreement. Each of the Agents and the Company agrees to perform the respective duties and obligations specifically provided to be performed by each of the Agents and the Company in the Procedure as it may be amended from time to time by written agreement between the Agents and the Company.

          (d) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency (or if such Security is denominated in a composite currency, in any country issuing a currency comprising a portion of such composite currency), except as permitted by applicable law.

          3. The documents required to be delivered pursuant to Section 6 hereof shall be delivered at the offices of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, California, 94111 at 9:00 a.m., San Francisco time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which Securities are first sold hereunder, such time and date being herein called the "Closing Date."

          4.   The Company covenants and agrees with you:

          (a) To make no amendment or supplement to the Registration Statement or the Prospectus prior to the Closing Date or after the date of any Terms Agreement and prior to the related Time of Delivery which has been disapproved by you promptly after reasonable notice thereof unless in the opinion of counsel to the Company such amendment or supplement is required by law; to make no such amendment or supplement, other than any Pricing Supplement relating to Securities not purchased through or by you, at any other time prior to having afforded you a reasonable opportunity to review it; to file within the time periods required by the Exchange Act and the regulations thereunder all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise you, promptly after it receives notice thereof (i) of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement relating to Securities not purchased through or by such Agent) has been filed with, or transmitted for filing to, the Commission, (ii) of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, (iii) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iv) of the initiation or threatening of any proceeding for any such purpose, or (v) of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal. In addition, the Company shall notify you of any change in the rating assigned by any nationally recognized statistical rating organization to the Securities or any other debt securities of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under review or surveillance, with possible negative implications, its rating of the Securities or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Securities or any such debt securities.

          (b) Promptly from time to time to take such action as you reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (c) To furnish you with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus and each amendment or supplement thereto, other than any Pricing Supplement relating to Securities not purchased through or by you, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as you may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by any Agent as principal) and if at such time any event shall have occurred as a result of which the Registration Statement as then amended or supplemented would contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Registration Statement or Prospectus or to file under the Exchange Act any document incorporated by reference in the Registration Statement or Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and request you to suspend solicitation of offers to purchase Securities from the Company, in your capacity as agents of the Company and, if so notified, you shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, other than by any Pricing Supplement relating to Securities not purchased through or by you,, to so advise you promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period any Agent continues to own Securities purchased from the Company by such Agent as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement. In such event, the Company shall furnish such amendment or supplement to such Agent a reasonable amount of time prior to such filing and will not file any such amendment or supplement to which the Agent reasonably objects.

          (d) To prepare with respect to Securities to be sold through or to one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to the Securities in a form previously approved by the Agents. The Company shall deliver such Pricing Supplement no later than 2:00 p.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of the Securities and will file such Pricing Supplement pursuant to Rule 424(b) under the Act not later than the time required by such rule.

          (e) On or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to you and shall cause the Prospectus to be amended or supplemented to include such information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information as shall be necessary for an understanding thereof or shall be required by the Act or the regulations thereunder. On or prior to the date on which there shall be released to the general public financial information included or derived from the audited consolidated financial statements of the Company for the preceding fiscal year, the Company shall cause the Prospectus to be amended or supplemented to include such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such consolidated financial statements or as shall be required by the Act and the regulations thereunder.

          (f) That, from the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and continuing to and including the related Time of Delivery, the Company will not, without the prior written consent of such Agent or Agents, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than nine months after such Time of Delivery and which are substantially similar to the Securities.

          (g) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) and covering each twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement or a post-effective amendment thereto (within the meaning of Rule 158).

          (h) During the period when this Agreement is in effect, to deliver to you (i) as soon as they are available, copies of any reports and financial statements the Company furnishes to or files with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to the Commission).

          (i) That each acceptance by the Company of an offer to purchase Securities hereunder (whether to one or more of the Agents as principal or through an Agent as agent) shall be deemed to be an affirmation to such Agent or Agents that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance and as of the Time of Delivery to such Agent(s) or to the purchaser or its agents, as the case may be, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities).

          (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to a change in the terms of the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Registration Statement or Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to you a certificate of officers of the Company satisfactory to you, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which were last furnished to you are true and correct at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(f) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

          (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to a change in the terms of the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Registration Statement or Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company, or other counsel satisfactory to you in your reasonable judgment, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, to the effect that you may rely on the opinion referred to in Section 6(c) hereof which was last furnished to you to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

          (l) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Registration Statement or Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to an Agent as principal, the Company shall cause its independent public accountants forthwith to furnish you a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such amendment, supplement or document incorporated by reference only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included or incorporated by reference therein is of such a character that, in your reasonable judgment, such letter should address such other information.

          (m) That, in the event the Company determines to solicit offers to purchase and sell the Securities to or through agents other than the Agents, the Company shall provide the Agents prompt notice of such determination.

          (n) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Procedure, any condition set forth in Section 6(a), 6(e), 6(g) or the preamble to Section 6 hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(n), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e), 6(g) and the preamble to Section 6, and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e), 6(g) and the preamble to Section 6 on behalf of any such person).

          5. Unless otherwise provided in any applicable Terms Agreement, the Company covenants and agrees with you that the Company will pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to you; (ii) the reasonable fees and expenses of your counsel in connection with the transactions contemplated hereunder; (iii) the reasonable cost of printing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iv) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 4(b) hereof, including reasonable fees and disbursements of your counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) the fees and expenses of any Depositary (as defined in the Indentures) and any nominees thereof in connection with the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; (x) the fees and expenses incurred in connection with any listing by the Company of the Securities on a securities exchange, (xi) any fees, including filing fees, in connection with any required review, by the National Association of Securities Dealers, Inc., and (xii) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Agent shall pay all other fees and expenses incurred by such Agent.

          6. The obligations of each Agent, as agent of the Company, to solicit offers to purchase the Securities, the obligation of each Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, and the obligation of any purchasers of Securities to purchase securities sold through an Agent as agent for the Company shall in each case be subject to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the Closing Date, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed all of its obligations hereunder theretofore in each case to be performed and the following additional conditions:

          (a) The Registration Statement (including any related Rule 462(b) Registration Statement) has become effective under the Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Your counsel shall have furnished to you such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Indentures, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as you may reasonably request, and such counsel shall have received such papers and information as you may reasonably request to enable them to pass upon such matters;

          (c) Counsel for the Company satisfactory to you (which may be inside or outside counsel) shall have furnished to you their written opinion, dated the Closing Date or any applicable date required by Section 4(k), as the case may be, in form and substance satisfactory to you, to the effect that:

               (i) Each of the Company and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) Such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company or any of its consolidated subsidiaries which in such counsel's opinion would individually or in the aggregate reasonably be expected to have a material adverse effect on the business or financial position of the Company and its subsidiaries taken as a whole or be required to be disclosed in the Registration Statement which is not disclosed and accurately summarized in the Prospectus;

               (iii) This Agreement (and any applicable Terms Agreement) has been duly authorized, executed and delivered by the Company;

               (iv) The Securities have been duly authorized and, when the terms of any Securities have been established in accordance with the Indentures and such Securities have been duly executed, issued and delivered by the Company and authenticated by the applicable Trustee, such Securities will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and such Securities are entitled to the benefits provided by the applicable Indenture; and the Indentures conform and the Securities will conform in all material respects to the descriptions thereof in the Prospectus;

               (v) The Indentures have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting creditors' rights generally, and to general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and the Indentures have been duly qualified under the Trust Indenture Act;

               (vi) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indentures, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound, which conflict, breach or default, if any, would individually or in the aggregate have a material adverse effect on the business or financial position of the Company and its subsidiaries taken as a whole; nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or to such counsel's knowledge, any statute of the United States of America or the Delaware General Corporation Law or any rule or regulation thereunder (provided that no opinion need be expressed in this paragraph as to compliance with the Act, the Trust Indenture Act, the Exchange Act, the Commodity Exchange Act (and the rules and regulations of the Commodity Futures Trading Commission thereunder) or the Delaware Securities Act, or with the Bankruptcy Code of 1978, as amended, with respect to any proceeding in which the Company is the debtor) or, to such counsel's knowledge, any order of any court or governmental agency or body of the United States of America; and no filing, consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement or any Terms Agreement or the Indentures, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under Delaware securities laws or Blue Sky laws in connection with the issue and sale of the Securities;


               (vii) The Registration Statement has been declared effective under the Act, any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance therewith and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened under Section 8(d) of the Act;

               (viii) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion or belief), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder;

               (ix) The Registration Statement, as of the date on which any part thereof became effective, and the Prospectus, as of its date or the date of such opinion (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion or belief) complied or complies as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

               (x) The Company is not, and upon the issuance and sale of the Securities as described in the Prospectus will not be, an "investment company" under the 1940 Act;

               (xi) The information in the Prospectus under the captions "Description of the Debt Securities", "Description of Notes," "Supplemental Plan of Distribution" and "Certain United States Federal Income Tax Consequences" to the extent that it constitutes matters of law and legal conclusions and to the extent it summarizes the documents referred to therein, has been reviewed by such counsel and is correct in all material respects; and

               (xii) With respect to any opinion furnished to you at a Time of Delivery, the Securities, when issued, authenticated and delivered pursuant to the terms of this Agreement, will be excluded or exempted under the Commodity Exchange Act.

          In addition, such counsel shall state that while they make no representation that they have independently verified the accuracy or completeness of the information contained in the documents incorporated by reference in the Prospectus, they have no reason to believe that any of such documents (other than the financial statements and related schedules and other financial data therein, as to which they need express no opinion or belief), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading, in each case after excluding any statement in any such documents which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 of Regulation C under the Act. Further, such counsel shall state that while they make no representation that they have independently verified the accuracy or completeness of the information contained in the Registration Statement and the Prospectus (other than as set forth in subsection (xi) above), they have no reason to believe that any part of the Registration Statement, as of the date on which such part became effective, or the Prospectus, as of its date or the date of such opinion (other than the financial statements and related schedules and other financial data therein, as to which they need express no opinion or belief), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the Act; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

          (d) 9:00 a.m., San Francisco time, on the Closing Date or on any applicable date required by Section 4(l), as the case may be, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to you a letter, dated the Closing Date or such applicable date, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

          (e) Since the respective dates as of which information is given in the Prospectus as amended or supplemented and (i) prior to the Closing Date, there shall not have been any change in or affecting the condition, financial or otherwise, business affairs, and business prospects of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented through the date of this Agreement and (ii) prior to each Time of Delivery, there shall not have been any such change, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of each corresponding Terms Agreement, the effect of which in either clause (i) or (ii) is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities from the Company or your purchase of Securities from the Company as principal, as the case may be;

          (f) The Company shall have furnished or caused to be furnished to you a certificate of officers of the Company reasonably satisfactory to you, dated the Closing Date or any applicable date required by Section 4(j), as the case may be, as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date or such applicable date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date or such applicable date, as to the matters set forth in subsections (a) and (e) of this Section 6, and as to such other matters as you may reasonably request; and

          (g) During the period in which you are soliciting offers to purchase Securities, and during the period between the date of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in the trading of securities of the Company on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in clauses (i), (ii), (iii) or (iv) in your judgment makes it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities or your purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be; or (v) any downgrading in the rating accorded the Company's debt securities by any nationally recognized statistical rating organization, or a public announcement by either such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          7. (a) The Company will indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, and any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any amendment or supplement thereto, in each case in reliance upon and in conformity with written information furnished to the Company by an Agent expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Agent under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability results from the fact that such Agent sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Agent and the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in such Prospectus (or any amendment or supplement thereto).

          (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any amendment or supplement thereto, in each case in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim .

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, however, the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless such failure to give prompt notice has materially prejudiced the indemnifying party's ability to defend such claim; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case, subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the contributing Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefi ts but also the relative fault of the Company on the one hand and the contributing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the contributing Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of such Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the contributing Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the contributing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the contributing Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities that were the subject of the claim for indemnification purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The respective obligations of the Agents to contribute pursuant to this Section 7(d) are several, and not joint.

          (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and each Agent's obligations under this
Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.


          8. In soliciting offers by others to purchase Securities from the Company, each Agent is acting solely as an agent for the Company, and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

          9. The respective indemnities, agreements, representations, warranties and other statements by you and the Company set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any of you or the Company or any of your or its officers or directors or any controlling person, and shall survive each delivery of and payment for any of the Securities.

          10. Except as specifically set forth below, the provisions of this Agreement may be suspended or terminated at any time by the Company as to any or all Agents or by any Agent insofar as this Agreement relates to such Agent, upon the giving of written notice of such suspension or termination to the other parties hereto. In the event of any such suspension or termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 4(g), Section 5, Section 7, Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall have the obligations provided in subsections (c), (d), (e), (f), (g), (h), (j), (k), (l) and (m) of
Section 4. In addition, if any such termination of this Agreement shall occur at a time when any Agent shall own any of the Securities purchased from the Company with the intention of reselling them, the obligations of the Company under
Section 4 shall also remain in effect so long as such Agent owns any of such Securities.

          11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Chase Securities Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Chase Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017,
Attention: Medium-Term Note Desk, facsimile (212) 834-6081, telephone (212) 834-4421, except that notices pursuant to Section 7 shall also be sent to 1 Chase Manhattan Plaza, 26th Floor, New York, New York 10081, Attention: Legal Department; if to Credit Suisse First Boston Corporation, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to , Eleven Madison Avenue, New York, New York 10010, Facsimile Transmission No. 212-325-8183, Attention: Short and Medium-Term Finance; if to Goldman, Sachs & Co., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street New York, New York 10004, Facsimile Transmission No. 212-902-0658, Attention: Ben Smilchemsky; if to Lehman Brothers, Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 3 World Financial Center, 12th Floor, New York, NY 10285, Facsimile Transmission No. 212-526-1532,
Attention: Medium-Term Note Department; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Providian Financial Corporation, 201

Mission Street, San Francisco, California 94105, Facsimile Transmission No.
(415) 278-6028, Attention: Treasurer.

          12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each of you and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any of you or the Company, and your respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any of you shall be deemed a successor or assign by reason of such purchase.

          13. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          14. Time shall be of the essence in this Agreement and any Terms Agreement.

          15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

               If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                            Very truly yours,

                                            PROVIDIAN FINANCIAL CORPORATION



                                            By: /s/ David J. Petrini
                                                _______________________________
                                                Name: David J. Petrini
                                                Title: Executive Vice President

Accepted in New York, New York, as of the date hereof:

CHASE SECURITIES INC.


By: /s/ Therese Esperdy
   __________________________________
   Name: Therese Esperdy
   Title: Managing Director

CREDIT SUISSE FIRST BOSTON CORPORATION


By: /s/ Julie A. Keogh
   __________________________________
   Name: Julie A. Keogh
   Title: Authorized Signatory

GOLDMAN, SACHS & CO.


By: /s/ Goldman, Sachs & Co.
   __________________________________
   (Goldman, Sachs & Co.)

LEHMAN BROTHERS INC.


By: /s/ James W. Merli
   __________________________________
   Name: James W. Merli
   Title: Managing Director

                                                                         ANNEX I
                                                                         -------

                        Providian Financial Corporation

                                TERMS AGREEMENT
                                ---------------

                                                             __________ __, ____

Chase Securities Inc.
270 Park Avenue
New York, NY  10017

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY  10010

Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

Lehman Brothers Inc.
3 World Financial Center, 12th Floor
New York, NY  10285


Dear Sirs:

          Providian Financial Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated May 14, 1999 (the "Distribution Agreement"), between the Company and Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Lehman Brothers Inc. to issue and sell to you the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by such firms, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein, provided that for purposes of this Terms Agreement all references in the Distribution Agreement to "you" or "the Agents" shall be deemed to refer to you alone. Nothing contained herein or in the Distribution Agreement shall make you an agent of the Company or make you subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of your execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Distribution Agreement shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to you and you severally agree to purchase from the Company the Purchased Securities, at the time and place, in the principal amount set forth opposite your names and at the purchase price set forth in the Schedule hereto.

          You may terminate this Terms Agreement, by written notice from all of you to the Company, at any time at or prior to the Time of Delivery, if any condition set forth in Section 6 of the Distribution Agreement shall not have been satisfied when and as required to be satisfied, and such termination shall be without liability of any party to any other party except as provided in the following sentence and in Section 5 of the Distribution Agreement and except that Sections 4(g), 5, 7 and 9 of the Distribution Agreement shall survive such termination and remain in full force and effect. If you terminate this Terms Agreement in accordance with the preceding sentence, the Company shall reimburse you for all of your out-of-pocket expenses, including the reasonable fees and disbursements of your counsel.

          If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance by you, this letter, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                              PROVIDIAN FINANCIAL CORPORATION


                              By: ___________________________________
                                  Name:
                                  Title:

Accepted as of the date hereof:

CHASE SECURITIES INC.


By:___________________________
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON CORPORATION


By:_____________________________
   Name:
   Title:


GOLDMAN, SACHS & CO.


By:_____________________________
     (Goldman, Sachs & Co.)


LEHMAN BROTHERS INC.


By:_____________________________
   Name:
   Title:

Schedule to Annex I

Agent Allocation:
----------------

                                        Principal Amount
          Name                      of Purchased Securities
          ----                      -----------------------

     [         ].......................   $[               ]

     [         ].......................   $[               ]

     [         ].......................   $[               ]

     [         ].......................   $[               ]

     [         ].......................   $[               ]

     Total.............................   $[               ]

Title of Purchased Securities:

     Medium-Term Notes, Series A    [    % [Senior] [Subordinated] Notes due   ]

Specified Currency:

Aggregate principal amount:

     [$                or units of other Specified Currency]

[Price to Public:]

Purchase Price:

        % of the principal amount of the Purchased
     Securities, plus accrued interest from                      to
     [and accrued amortization, if any, from                       to          ]

     Specified funds for payment of purchase price:

     [New York Clearing House] [same day] funds

Rank:

Indenture:

     [Senior Indenture, dated as of May 1, 1999, as amended or supplemented to the date hereof, between the Company and The First National Bank of Chicago, as trustee.] [Subordinated Indenture, dated as of May 1, 1999, as amended or supplemented to the date hereof, between the Company and Chase Manhattan Bank and Trust Company, National Association, as trustee.]

Maturity:

Denominations (if other than U.S. dollars):

Interest Rate:

     [  %]  [Specify floating rate provisions]

Interest Payment Dates:

     [months and dates]

[Amortizing Security:

          Initial Principal Repayment Date:

          Amortization Schedule:]

[Interest Rate Reset:

          Optional Reset Date(s):

          Basis for Interest Rate Reset:]

[Extension of Maturity:

          Extension Period(s):

          Final Maturity Date:

          Basis for Interest Rate [During Extension]:]

[Renewal of Maturity:

          Renewal Period(s):

          Final Maturity Date:

          Basis for Interest Rate [During Renewal]:]

Time of Delivery:

Closing Location:

Documents to be Delivered:

     The following documents referred to in the Distribution Agreement shall be delivered:

          [(1)  The officers' certificate referred to in Section 4(j).]

          [(2)  The opinion referred to in Section 4(k).]

          [(3)  The accountants' letter referred to in Section 4(l).]

Syndicate Provisions:

          [Set forth any provisions relating to underwriters' default and step-up of amounts to be purchased by underwriters acting with ___________________.]

Other Provisions:

                                                                        ANNEX II
                                                                        --------

                        PROVIDIAN FINANCIAL CORPORATION

                           Administrative Procedure
                           ------------------------

          This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated May 14, 1999 (the "Distribution Agreement"), between Providian Financial Corporation (the "Company") and Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Lehman Brothers Inc., as agents of the Company (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus, as amended or supplemented, or the Indentures. To the extent any procedure set forth below conflicts with the provisions of the Securities, the Indentures or the Distribution Agreement, the relevant provisions of the Securities, the Indentures and the Distribution Agreement shall control.

          The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. Part I describes procedures of general applicability with respect to such Securities. Part II describes procedures specifically and exclusively applicable (any procedure in Part I below to the contrary notwithstanding) to such Securities which are Global Securities. Part III describes procedures specifically applicable to such Securities which are Certificated Securities. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

          The Company will advise each Agent in writing of those persons representing the Company with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

          Each Security will be issued only in fully registered form and will be represented by either a permanent global certificate (a "Global Certificate") delivered to the Issuing Agent, as agent for The Depository Trust Company (the "Depositary"), or a certificate issued in definitive form without coupons (a "Certificated Security") as set forth in the applicable Pricing Supplement.
Each Security which is represented by a Global Certificate is referred to herein as a "Book-Entry Security" (it being understood that only such Global Certificate -- and not any such Book-Entry Security represented thereby -- constitutes a "Security" under each Indenture).

          The Company has appointed The First National Bank of Chicago as trustee under the Senior Indenture (the "Senior Trustee") and Chase Manhattan Bank and Trust Company, National Association, as trustee under the Subordinated Indenture (the "Subordinated Trustee," and together with the Senior Trustee, the "Trustees"). In addition, the Company has appointed The First National Bank of Chicago as Senior Issuing Agent (the "Senior Issuing Agent") and Chase Manhattan Bank and Trust Company, National Association, as Subordinated Issuing

Agent (the "Subordinated Issuing Agent", and together with the Senior Issuing Agent, the "Issuing Agents") in connection with certain procedures to be followed with respect to the settlement of sales of Securities as set forth in this Administrative Procedure. The Company has also appointed The First National Bank of Chicago as Calculation Agent for the Securities issued under the Senior Indenture (the "Senior Calculation Agent") and Chase Manhattan Bank and Trust Company, National Association, as Calculation Agent for the Securities issued under the Subordinated Indenture (the "Subordinated Calculation Agent", and together with the Senior Calculation Agent, the "Calculation Agents") In addition, the Company has appointed The First National Bank of Chicago as Determination Agent (the "Determination Agent") and as Exchange Rate Agent (the "Exchange Rate Agent") for the Securities.

          ANY REFERENCE IN THIS ADMINISTRATIVE PROCEDURE TO THE "TRUSTEE" AND "ISSUING AGENT" SHALL MEAN THE SENIOR TRUSTEE AND SENIOR ISSUING AGENT, RESPECTIVELY, WITH RESPECT TO THE SENIOR NOTES (AS DESCRIBED IN THE PROSPECTUS) AND THE SUBORDINATED TRUSTEE AND SUBORDINATED ISSUING AGENT, RESPECTIVELY, WITH RESPECT TO THE SUBORDINATED NOTES (AS DESCRIBED IN THE PROSPECTUS).

PART I:  PROCEDURES OF GENERAL APPLICABILITY

Posting Rates by Company:
------------------------

          The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:
-------------------------------

          Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent (in such capacity, a "Purchasing Agent"). The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

          The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Issuing Agent.

Preparation of Pricing Supplement by Company:
--------------------------------------------

          If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will send a copy of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 2:00 p.m., New York City time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement of such Security on the date of such acceptance, not later than noon, New York City time, on such date. In addition, if Chase Securities Inc. is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 2:00 p.m., New York City time, on the business day in New York following the date of acceptance of such offer, by facsimile transmission or registered mail to 270 Park Avenue, 8th Floor, New York, New York 10017, Facsimile Transmission No. (212) 834-6081,
Attention: Medium-Term Note Desk. In addition, if Credit Suisse First Boston Corporation is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 2:00 p.m., New York City time, on the business day in New York following the date of acceptance of such officer, by facsimile transmission or registered mail to Eleven Madison Avenue, New York, New York 10010, Facsimile Transmission No. (212) 325-8183,
Attention: Short and Medium-Term Finance. In addition, if Goldman, Sachs & Co. is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 2:00 p.m., New York City time, on the business day in New York following the date of acceptance of such offer, by facsimile transmission or registered mail to: 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-0658, Attention: Ben Smilchemsky. In addition, if Lehman Brothers Inc. is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 2:00 p.m., New York City time, on the business day in New York following the date of acceptance of such offer, by facsimile transmission or registered mail to 3 World Financial Center, 12th Floor, New York, NY 10285, Facsimile Transmission No. 212-526-1532, Attention: Medium-Term Note Department. The Company will arrange to have the Pricing Supplement filed with the Commission via EDGAR not later than the close of business of the Commission on the second business day following the earlier of the date of the determination of the offering price or the date on which such Pricing Supplement is first used.

Delivery of Confirmation and
Prospectus to Purchaser by Selling Agent:
-----------------------------------------

          The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale (including, in the case of a Book-Entry Security, the confirmation through the Depositary's Institutional Delivery System) or (b) the Security.

Business Day:
------------

          "Business Day" means (a) with respect to any Note, any day that is not a Saturday or Sunday and that, in the City of New York is not a day on which banking institutions generally are authorized or obligated by law to close, and
(b) if the Note is denominated in a Specified Currency other than United States dollars, not a day on which banking institutions are authorized or required by law to close in the financial center of the country issuing the Specified Currency, and (c) with respect to LIBOR Notes only, a London Business Day. As used in the preceding sentence, "financial center" means the capital city of the country issuing the Specified Currency, or the capital city of the country to which the LIBOR Currency relates, as applicable, except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Euro, Italian lire, Portuguese Escudos, South African rand and Swiss francs, the "financial center" shall be the City of New York, Sydney and (solely in the case of the LIBOR Currency) Melbourne, Toronto, Frankfurt, Amsterdam, London and Luxembourg, Milan, London (solely in the case of the LIBOR Currency), Johannesburg and Zurich, respectively. "London Business Day" means any day (a) if the LIBOR Currency is other than the Euro, on which dealings in deposits in such LIBOR Currency are transacted in the London interbank market or (b) if the LIBOR Currency is the Euro, any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open. "LIBOR Currency" means, with respect to any Notes, the currency specified in the Pricing Supplement applicable to such Notes as the currency for which LIBOR shall be calculated; provided that, if no such currency is specified in such Pricing Supplement, the LIBOR Currency shall be United States dollars.


PART II:  PROCEDURES APPLICABLE TO BOOK-ENTRY
          SECURITIES AND GLOBAL SECURITIES

          In connection with the qualification of Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the applicable Issuing Agent and the applicable Trustee will perform the custodial, document control and administrative functions described below, in accordance with their respective obligations under (i) a Letter of Representations from the Company and The First National Bank of Chicago, as Senior Trustee and Senior Issuing Agent, to the Depositary, dated May 14, 1999, and a Medium-Term Note Certificate Agreement, dated May 26, 1989, between The First National Bank of Chicago and the Depositary, and the obligations of The First National Bank of Chicago as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS") and (ii) a Letter of Representations from the Company and Chase Manhattan Bank and Trust Company, National Association, as Subordinated Trustee and Subordinated Issuing Agent, to the Depositary, dated May 14, 1999, and a Medium-Term Note Certificate Agreement, dated December 2, 1988, between Chase Manhattan Bank and Trust Company, National Association and the Depositary, and the obligations of Chase Manhattan Bank and Trust Company, National Association, as a participant in the Depositary, including the Depositary's SDFS. It is understood that the ownership interests of purchasers of Book-Entry Securities will be credited to the book-entry accounts of one or more participants in the Depositary (each a "Participant") in accordance with the Depositary's customary practices and reflected in the records of such Participants or one or more indirect participants in the Depositary designated by such purchasers in accordance with the arrangements between such purchasers and such Participants and indirect participants.

Issuance:                All Fixed Rate Securities which are Book-Entry
                         Securities and have the same rank (senior or subordinated), Original Issue Date, redemption provisions, Interest Payment Dates, interest rate, interest payment periods, Specified Currency, Stated
                         Maturity and other terms, if any (collectively, the "Fixed Rate Terms"), will be represented by a single
                         Global Certificate in fully registered form without coupons; and all Floating Rate Securities which are Book-Entry Securities and have the same rank (senior or subordinated), Original Issue
                         Date, redemption provisions, Interest Payment Dates, interest payment periods, Interest Rate Basis or Bases, Initial Interest Rate, Index Maturity, Spread or Spread
                         Multiplier, if any, Minimum Interest Rate, if any, Maximum Interest Rate, if any, Specified Currency,
                         Stated Maturity and other terms, if any (collectively, the "Floating Rate Terms"), will be represented by a single Global Certificate in fully registered form without coupons.

Identification:          The Company has arranged with the CUSIP Service Bureau
                         of Standard & Poor's Rating Services, a division of The
                         McGraw-Hill Companies, Inc. (the "CUSIP Service
                         Bureau"), for the reservation of two series of CUSIP numbers (including tranche numbers), each of which series consists of approximately 900 CUSIP numbers which have been reserved for future assignment and relating to one of the two ranks of Book-Entry
                         Securities, and the Company has delivered to the Issuing Agent and the Depositary such list of such CUSIP numbers. The Company will assign CUSIP numbers to Book-Entry Securities as described below under Settlement Procedure C. The Depositary will notify the
                         CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Book-Entry Securities.
                         The Issuing Agent will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Book-Entry Securities, and, if it deems necessary, the Company will reserve additional
                         CUSIP numbers for assignment to Book-Entry Securities.

                         Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Issuing Agent and the Depositary. Book-Entry Securities having an aggregate principal amount in excess of $200,000,000 and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global Certificates which shall all be assigned the same CUSIP number.

Registration:            Each Global Certificate will be registered in the name
                         of Cede & Co., as nominee for the Depositary, on the Security Register maintained by the Trustee under the applicable Indenture. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-Entry Securities as of the immediately preceding Business Day.

Transfers:               Transfers of interests in a Book-Entry Security will be
                         effected in accordance with arrangements in effect between Participants (and in certain cases, one or more indirect participants in the Depositary) and the beneficial transferors and beneficial transferees of such Book-Entry Security, and the interests of Participants therein will be reflected as appropriate by book entries made by the Depositary.

Exchanges:               The Issuing Agent may deliver to the Depositary and the
                         CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Global
                         Certificates (i) having the same rank and Fixed Rate
                         Terms or Floating Rate Terms, as the case may be (except that Original Issue Dates need not be the same), (ii) for which interest (if any) has been paid to the same date and (iii) which otherwise constitute
                         Securities of the same series and tenor under the Indenture; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date (if any) for such Book-Entry Securities, on which such Global
                         Certificates shall be exchanged for a single replacement Global Certificate; and (c) a new CUSIP number to be assigned to such replacement Global
                         Certificate. Upon receipt of such a notice, the Depositary will send to its Participants (including the Issuing Agent) a written reorganization notice to the effect that such exchange will occur on such date.
                         Prior to the specified exchange date, the Issuing Agent will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Certificates to be exchanged will no longer be valid. On the specified exchange date, the Issuing Agent will exchange such Global Certificates for a single Global Certificate authenticated by the Trustee and bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global
                         Certificates will, in accordance with CUSIP Service
                         Bureau procedures, be retired and not reassigned.
                         Notwithstanding the foregoing, if the Global
                         Certificates to be exchanged exceed $200,000,000 in aggregate principal amount, one replacement Global
                         Certificate will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Certificates and an additional Global
                         Certificate will be authenticated and issued to represent any remaining principal amount of such Global
                         Certificates (see "Denominations" below).

Denominations:           Book-Entry Securities denominated in U.S. dollars will
                         be issued in denominations of $1,000 and any larger denomination which is an integral multiple of $1,000.
                         Global Certificates will be denominated in principal amounts not in excess of $200,000,000. If one or more
                         Book-Entry Securities having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global
                         Certificate, then one Global Certificate will be issued to represent each $200,000,000 principal amount of such Book-Entry Security or Book-Entry Securities and an additional Global Certificate will be issued to represent any remaining principal amount of such Book-
                         Entry Security or Book-Entry Securities. In such a case, each of the Global Certificates representing such Book-Entry Security or

                         Securities shall be assigned the same CUSIP number.

                         Book-Entry Securities denominated in currencies or currency units other than U.S. dollars shall be issued in the denominations set forth in the relevant Pricing Supplement.

Interest:                General.  The Depositary will arrange for each pending
                         -------
                         deposit message described under Settlement Procedure C below to be transmitted to Standard & Poor's Rating
                         Services, a division of The McGraw-Hill Companies, Inc.
                         ("S&P"), which will use the message to include certain information regarding the related Book-Entry Securities in the appropriate daily bond report published by S&P.

                         Notice of Interest Payments and Regular Record Dates.
                         ----------------------------------------------------
                         Promptly after the amount of interest to be paid on the following interest payment date is determined for Book-Entry Securities which are Floating Rate Notes, the Issuing Agent will notify S&P.

Payments of              Payments of Interest Only.  Promptly after each
                         -------------------------
  Principal and          Regular Record Date, the Issuing Agent will deliver
  Interest:              to the Company and the Dividend Department of the
                         Depositary a written notice specifying by CUSIP number the amount of interest (if any) per $1,000 principal amount to be paid on each Book-Entry Security on the following Interest Payment Date (other than an Interest
                         Payment Date coinciding with the Maturity of such Security) and the total of such amounts. The Depositary will confirm the amount payable (if any) on each Book-
                         Entry Security on such Interest Payment Date by reference to the daily bond reports published by S&P.
                         On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to the Depositary, such total amount of interest due (other than at Maturity of such Security), at the times and in the manner set forth below under "Manner of Payment".

                         Payments at Maturity.  On or about the first Business
                         --------------------
                         Day of each month, the Trustee will deliver to the Company and the Depositary, to the extent then known, a written list of principal, premium, if any, and interest to be paid on each Book-Entry Security maturing at Stated Maturity, on a Repayment Date or on a Redemption Date ("Maturity") in the following month. The Trustee, the Company and the Depositary will confirm the amounts of such principal, premium (if any) and interest payments with respect to each such Book-Entry Security on or about the fifth Business Day preceding the Maturity of such Book-Entry Security. At such Maturity, the Company will pay to the Trustee, and the Trustee in turn will pay to the Depositary, the principal amount of such Book-Entry Security, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to the Depositary of the principal, interest and premium, if any, due at the Maturity of all Book-Entry Securities represented by a particular Global Certificate, the Trustee will cancel such Global Certificate and destroy it or return it to the Company, at the direction of the Company.

                         Manner of Payment. The total amount of any principal,
                         -----------------
                         premium and interest due on Book-Entry Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee, in funds immediately available for use by the Trustee as of 2:00 p.m., New York City time, on such date. The Company will make such payment on such Book-Entry Securities by wire transfer to the Trustee or, if acceptable to the Trustee, by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. For principal payments at Maturity, prior to 3:00 p.m., New York City time, on such Maturity or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by the Depositary) to an account at the Federal Reserve Bank of New York previously specified by the Depositary, in funds available for immediate use by the Depositary, each payment of interest, principal and premium, if any, due on Book-Entry Securities on such date; and for interest payments, the Trustee will pay the Depositary in same-day funds on the Interest Payment Date in accordance with existing arrangements between the Trustee and the Depositary. Thereafter on each such date, the Depositary will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Book-Entry Securities are recorded in the book-entry system maintained by the Depositary. Once payment has been made to the Depositary, neither the Company nor the Trustee shall have any responsibility or liability for the payment by the Depositary of the principal of, or premium, if any, or interest on, the Book-Entry Securities to such Participants.

                         Withholding Taxes.  The amount of any taxes required
                         -----------------
                         under applicable law to be withheld from any interest payment on a Book-Entry Security will be determined and withheld by the Participant, indirect participant in the Depositary or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Security, or as applicable laws may otherwise require.

Settlement Procedures:   Settlement Procedures with regard to each Book-Entry
                         Security sold by each Agent, as agent of the Company, will be as follows:

                         A. After the acceptance of an offer by the Company with respect to a

                         Book-Entry Security, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Book-Entry Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                         (1) Principal amount of the Book-Entry Security to be purchased;

                         (2)  Ranking of Security (Senior or Subordinated);

                         (3)  If a Fixed Rate Security, the interest rate;

                         (4)  Maturity Date;

                         (5) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

                         (6)  Issue Price;

                         (7) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                         (8)  Net proceeds to the Company;

                         (9)  Settlement Date;

                         (10) If a Security redeemable by the Company, such of
                              the following as are applicable:

                              (i) Redemption Date(s), and
                             (ii) Redemption Price applicable to each Redemption
                                  Date;
                         (11) If a Security repayable at the option of the
                              Holder, such of the following as are applicable:

                              (i) Repayment Date(s), and
                             (ii) Repayment Price applicable to each Repayment
                                  Date;

                         (12) If a Floating Rate Security, such of the following
                              as are applicable:

                              (i) Interest Rate Basis or Bases,
                             (ii) Index Maturity,
                            (iii) Spread or Spread Multiplier,

                           (iv)  Minimum Interest Rate,
                            (v)  Maximum Interest Rate,
                           (vi)  Initial Interest Rate,
                          (vii)  Interest Reset Dates,
                         (viii)  Calculation Dates,
                           (ix)  Interest Determination Dates,
                            (x)  Interest Payment Dates,
                           (xi)  Interest Payment Period,
                          (xii)  Interest Reset Period,
                         (xiii)  LIBOR Currency, and
                          (xiv)  Calculation Agent;

                        (13)  If an Amortizing Security:

                            (i)  Initial Principal Repayment Date,
                           (ii)  Amortization Schedule;

                        (14)  If Interest Rate Reset option:

                            (i)  Optional Reset Date(s),
                           (ii)  Basis for interest rate reset;

                        (15)  If Extension or Renewal of Maturity option:

                            (i)  Extension or Renewal Period(s),
                           (ii)  Final Maturity Date,
                          (iii) Basis for Interest Rate during Extension or Renewal;

                        (16)  Original Issue Discount provisions, if any;

                        (17) Name, address and taxpayer identification number of the registered owner;

                        (18) Denomination of certificates to be delivered at settlement;

                        (19)  Depositary delivery instructions; and

                        (20)  Any other terms of the Security.

                    B. Upon receiving the Book-Entry Sale Information from the Selling Agent or the Purchasing Agent, as the case may be, the Company will advise the Issuing Agent by telephone (confirmed by the Company's communication of the CUSIP number as described below under Settlement Procedure C) of the Book-Entry Sale Information received from the Selling Agent or the Purchasing Agent, as the case may be, and the name of such Selling or

                        Purchasing Agent.

                    C. The Company will assign a CUSIP number to the Global Certificate representing such Book-Entry Security and will communicate such assignment to the Issuing Agent, which will communicate to the Depositary, such Selling or Purchasing Agent, S&P, and Interactive Data Corporation, through the Depositary's Participant Terminal System, a pending deposit message (the form of which has been previously furnished to the Issuing Agent by the Depositary) specifying the following settlement information:

                        (1)  The Book-Entry Sale Information.

                        (2) Identification numbers of the participant accounts maintained by the Depositary on behalf of the Issuing Agent and such Agent.

                        (3) Identification as a Senior Security or Subordinated Security.

                        (4) Identification as a Fixed Rate Security or a Floating Rate Security.

                        (5) Initial Interest Payment Date for such Security, number of days by which such date succeeds the related record date for Depositary purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding such Initial Interest Payment Date) and, if then calculable, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Company).

                        (6) CUSIP number of the Global Certificate representing such Book-Entry Security.

                        (7) Whether such Global Certificate will represent any other Book-Entry Securities issued or to be issued (to the extent then known).

                    D. The Issuing Agent will complete and deliver to the Trustee a Global Certificate representing such Book-Entry Security in the form previously provided by the Company, and the Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate such Global Certificate, to register such Global Certificate in the name of Cede & Co., as nominee of the Depositary, and to effect delivery thereof to the Depositary by delivering possession of such authenticated Global Certificate to the Issuing Agent as agent for the Depositary.

                    E. The Trustee will authenticate the Global Certificate representing such Book-Entry Security and register such Global Certificate in the name of Cede & Co., as nominee of the Depositary. The Issuing Agent will take delivery thereof as agent for the Depositary.

                    F. The Depositary will credit such Book-Entry Security to the participant account of the Issuing Agent maintained by the Depositary.

                    G. The Issuing Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to the Issuing Agent's participant account and credit such Book-Entry Security to the participant account of the Selling Agent or the Purchasing Agent, as the case may be, maintained by the Depositary and (ii) to debit the settlement account of the Selling Agent or the Purchasing Agent, as the case may be, and credit the settlement account of the Issuing Agent maintained by the Depositary, in an amount equal to the price of such Book-Entry Security less such Selling or Purchasing Agent's commission or discount, as the case may be. Any entry of such a deliver order shall be deemed to constitute a confirmation by the Trustee and the Issuing Agent to the Depositary that (i) the Global Certificate representing such Book-Entry Security has been issued and authenticated and (ii) the Issuing Agent is holding such Global Certificate as agent of the Depositary pursuant to its Medium-Term Certificate Agreement.

                    H. The Selling Agent or the Purchasing Agent, as the case may be, will enter an SDFS deliver instruction through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to the participant account of such Selling or Purchasing Agent and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security maintained by the Depositary and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Selling or Purchasing Agent maintained by the Depositary in an amount equal to the price of such Book-Entry Security.

                    I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                    J. The Issuing Agent will credit to an account of the Company maintained at the Issuing Agent, or such other account as the Company may direct in writing, funds available for immediate use in the amount transferred to the Issuing Agent in accordance with Settlement Procedure G.

                    K. The Issuing Agent will send a copy of the Global Certificate by first-class mail to the Company together with a statement setting forth the principal amount of Securities Outstanding and of Book-Entry Securities Outstanding as of the related Settlement Date after giving effect to such transaction.

                    L. The Selling Agent or the Purchasing Agent, as the case may be, will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order through the Depositary's Participant Terminal System or by mailing a written confirmation to such purchaser.

                    M. Notwithstanding the foregoing, the Selling Agent shall in all cases take the actions described under the caption "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" in Part I of this Administrative Procedure, at the time or times specified under such caption for such actions.

Settlement              For orders of Book-Entry Securities accepted by the
    Procedures          Company, Settlement Procedures "A" through "L" set forth
    Timetable:          above shall be completed as soon as possible but not
                        later than the respective times (New York City time) set forth below:

                        Settlement
                        Procedure                         Time
                        ---------                         ----

                           A                11:00 a.m.   on the trade date (or
                                                         one hour following the
                                                         trade)
                           B                12:00 Noon   on the trade date (or
                                                         one hour following the
                                                         trade)

                           C                 5:00 p.m.   on the trade date
                           D                 3:00 p.m.   on the Business Day
                                                         before Settlement Date
                           E                 9:00 a.m.   on Settlement Date
                           F                10:00 a.m.   on Settlement Date
                          G-H                2:00 p.m.   on Settlement Date
                           I                 4:45 p.m.   on Settlement Date
                          J-L                5:00 p.m.   on Settlement Date

                        If a sale is to be settled more than one Business Day after the trade date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after the trade date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the Business Day before the Settlement Date. Settlement Procedure I is subject to extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                        If settlement of a Book-Entry Security is rescheduled or canceled, the Company will as soon as practicable give the Issuing Agent notice to such effect. The Issuing Agent will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message (the form of which has been previously furnished to the Issuing Agent by the Depositary) to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date (provided the Issuing Agent received such notice from the Company by noon on the Business Day immediately preceding the Settlement Date) and in any case as soon as practicable. A copy of such message will be routed through the facilities of the Depositary to the Selling Agent and S&P.

Failure to Settle:      If the Issuing Agent fails to enter in timely fashion an
                        SDFS deliver order with respect to any portion of a Book-Entry Security pursuant to Settlement Procedure G, or if the Selling Agent or the Purchasing Agent, as the case may be, fails to enter in timely fashion an SDFS deliver order with respect to such Book-Entry Security pursuant to Settlement Procedure H, the Company may direct the Issuing Agent to deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable, a withdrawal message (the form of which has been previously furnished to the Issuing Agent by the Depositary) instructing the Depositary to debit such Book-Entry Security to the participant account of the Issuing Agent maintained at the Depositary. A copy of such message will be routed through the facilities of the Depositary to such Selling or Purchasing Agent. The Depositary will process the withdrawal message, provided that such participant account contains Book-Entry Securities having the same
                        Fixed Rate Terms or Floating Rate Terms, as the case may be, having an aggregate principal amount that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Securities represented by a particular
                        Global Certificate, the Issuing Agent will deliver the Global Certificate to the Trustee, and the Company will instruct the Trustee to cancel immediately such Global
                        Certificate, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Global Certificate. The CUSIP number assigned to such Global Certificate shall, in accordance with CUSIP
                        Service Bureau procedures, be retired and not reassigned. If withdrawal messages are processed with respect to only a portion of the Book-Entry Securities represented by a particular Global Certificate, the Issuing Agent will exchange such Global Certificate for two Global Certificates authenticated by the Trustee, one of which shall represent the Book-Entry Securities for which withdrawal messages are processed and shall, at the direction of the Company, be canceled by the Trustee and destroyed immediately after issuance, and the other of which shall represent the other Book-Entry
                        Securities previously represented by the surrendered
                        Global Certificate and shall bear the CUSIP number of the surrendered Global Certificate. If such failure shall have occurred for any reason other than default by the Selling or Purchasing Agent in the performance of its obligations under the Distribution Agreement, the Company will reimburse such Selling or Purchasing Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                        If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof or by a person, including an indirect participant in the Depositary, acting on behalf of such purchaser (other than the Purchasing Agent, if any), such Participants and, in turn, the Selling Agent or the Purchasing Agent, as the case may be, may enter SDFS deliver orders through the Depositary's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Immediately thereafter, the Company may direct the Issuing Agent to deliver the withdrawal message and take the related actions described in the preceding paragraph. If such lack of timely payment shall have occurred for any reason other than default by the Selling or Purchasing Agent in the performance of its obligations under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                        Notwithstanding the foregoing, upon any failure to settle with respect to any portion of a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to any portion of a Book-Entry Security that was to have been represented by a Global Certificate also representing other Book-Entry Securities, the Issuing Agent and, if applicable, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Global Certificate representing the remaining principal amount to have been represented by such Global Certificate and will make appropriate entries in its records.

Issuing Agent and       Nothing herein will be deemed to require the Issuing
 Trustee Not to Risk    Agent or the Trustee to risk or expend its own funds in
 Funds:                 connection with any payment to the Company, the Selling
                        or Purchasing Agents, the Depositary or any Securityholder, it being understood by all parties that payments made by the Issuing Agent or the Trustee to any party will be made only to the extent that funds are provided to the Issuing Agent, or the Trustee, as the case may be, for such purpose.

PART III: ADMINISTRATIVE PROCEDURE FOR CERTIFICATED
          SECURITIES

Currency:
--------

          Each Note in certificated form shall be denominated in the currencies or currency units specified in the relevant Pricing Supplement. Notes denominated in other than U.S. dollars are herein referred to as "Multi-Currency Notes".

Denominations:
-------------

          Notes denominated in other than U.S. dollars will be issuable in denominations as set forth in the relevant Pricing Supplement.

Payments of Principal and Interest:
----------------------------------

          For provisions relating to Notes denominated in a foreign currency, see the applicable Supplement to the Prospectus.

Communication of Sale Information

to Company by Selling Agent:
---------------------------

          After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal amount of Securities to be purchased;

          (2)  If a Fixed Rate Security, the interest rate;

          (3)  Maturity Date;

          (4) Specified Currency and, if the Specified Currency is other than U.S. dollars:

               (i)  Applicable Exchange Rate for such Specified Currency, and
               (ii) Authorized denominations;

          (5)  Issue Price;

          (6) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (7)  Net proceeds to the Company;

          (8)  Settlement Date and Settlement Place;

          (9) If a Security redeemable by the Company, such of the following as are applicable:

               (i)     Redemption Date(s), and
               (ii)    Redemption Price applicable to each Redemption Date;

          (10) If a Security repayable at the option of the Holder, such of the following as are applicable:

               (i)     Repayment Date(s), and
               (ii)    Repayment Price applicable to each Repayment Date;

          (11) If a Floating Rate Security, such of the following as are applicable:

               (i)     Interest Rate Basis or Bases,
               (ii)    Index Maturity,
               (iii)   Spread or Spread Multiplier,
               (iv)    Minimum Interest Rate,
               (v)     Maximum Interest Rate,
               (vi)    Initial Interest Rate,
               (vii)   Interest Reset Dates,
               (viii)  Calculation Dates,
               (ix)    Interest Determination Dates,
               (x)     Interest Payment Dates,
               (xi)    Interest Payment Period,
               (xii)   Interest Reset Period,
               (xiii)  LIBOR Currency, and
               (xiii)  Calculation Agent;

          (12) If an Amortizing Security:

               (i)     Initial Principal Repayment Date,
               (ii)    Amortization Schedule;

          (13) If Interest Rate Reset option:

               (i)     Optional Reset Date(s),
               (ii)    Basis for interest rate reset;

          (14) If Extension or Renewal of Maturity option:

               (i)     Extension or Renewal Period(s),
               (ii)    Final Maturity Date,
               (iii)   Basis for Interest Rate during Extension or Renewal;

          (15) Original Issue Discount provisions, if any;

          (16) Name, address and taxpayer identification number of the registered owner;

          (17) Denomination of certificates to be delivered at settlement;

          (18) Physical delivery instructions; and

          (19) Any other terms of the Security.

Date of Settlement:
------------------

          All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date" or "Original Issue Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or
(b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from the Company to
Issuing Agent for Preparation of Securities:
-------------------------------------------

          After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Issuing Agent by telephone (confirmed in writing) or by facsimile transmission or other acceptable electronic or written means.

          The Company will instruct the Trustee by facsimile transmission or other acceptable electronic or written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time. The Trustee will authenticate and deliver to the Issuing Agent each Security in accordance with the Company's instruction.

Preparation and Delivery of Securities
by Issuing Agent and Receipt of Payment Therefor:
------------------------------------------------

          The Issuing Agent will prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

          In the case of a sale of Securities to a purchaser solicited by a Selling Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Selling Agent for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to purchase securities or carry any securities in violation of Regulations T, U or X of the Federal Reserve Board or otherwise in violation of law.

          In the case of a sale of Securities to a Purchasing Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Purchasing Agent against delivery of payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:
-----------------------------------------

          If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Security, the Selling Agent will promptly notify the Issuing Agent, the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Security to the Issuing Agent. Immediately upon receipt of such Security by the Issuing Agent, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. If such failure shall have occurred for any reason other than default by the Selling Agent in the performance of its obligations under the Distribution Agreement, the Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

          The Issuing Agent will deliver to the Trustee for cancellation the Security in respect of which the failure occurred, and instruct the Trustee to make appropriate entries in its records and, unless otherwise instructed by the Company, to destroy the Security.

                                                                       ANNEX III
                                                                       ---------

          Pursuant to Section 6(d) of the Distribution Agreement, the Company's independent public accountants shall furnish letters to you to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder; and if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to you;

          (iii) In their opinion, the unaudited selected financial information, if any, with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 2 of the Company's Form 10 or Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Form 10 or Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (A) the unaudited condensed consolidated statements of profit, consolidated statements of financial position and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder or that any material modifications should be made to such financial statements for them to be in conformity with generally accepted accounting principles;

          (B) any unaudited income statement data and balance sheet items, if any, included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Form 10 or Annual Report on Form 10-K for the most recent fiscal year;

          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause
     (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Form 10 or Annual Report on Form 10-K for the most recent fiscal year;

          (D) any unaudited pro forma consolidated condensed financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (E) as of a specified date not more than five business days prior to the date of delivery of such letter, there have been any changes in the capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated total assets or other items specified by you, or any increases in any items specified by you, in each case as compared with amounts shown in the latest statement of financial position included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E), there were any decreases in consolidated total revenues or net profit or other items specified by you, or any increases in any items specified by you, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by you, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in subparagraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by you or in documents incorporated by reference in the Prospectus

                                     III-2
specified by you, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries, and have found them to be in agreement.

          All references to the Prospectus in this Annex III shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein), as defined in the Distribution Agreement, as of the Closing Date referred to in Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein), as defined in such Agreement, as of the date of the amendment, supplement, incorporation or the Time of Delivery related to the Terms Agreement requiring the delivery of such letter under Section 4(l) thereof.

                                     III-3